UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certian Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of M/I Homes, Inc. (the “Company”), at its meeting held on February 12, 2008, took the following actions with respect to the compensation of the Company’s executive officers:

1.
The Compensation Committee (the “Committee”) of the Board of Directors of M/I Homes, Inc. (the “Company”), at its meeting held on February 12, 2008,  established the award formulas and performance goals for the cash performance-based incentive compensation for Messrs. Robert H. Schottenstein, Chairman and Chief Executive Officer, Phillip G. Creek, Executive Vice President and Chief Financial Officer, and J. Thomas Mason, Executive Vice President, General Counsel and Secretary, for the 2008 fiscal year.  Under the 2008 award formulas and performance goals established by the Committee, the amount of the cash  bonus which may be received by each of Messrs. Schottenstein, Creek and Mason with respect to the 2008 fiscal year will be based on: (1) the Company’s achievement during 2008 of specified levels of net income prior to impairments, write-offs and deferred tax asset valuation allowance (“Adjusted Net Income”); (2) the Company’s achievement during 2008 of specified homebuyer satisfaction ratings; and (3) the Company's performance in 2008 with respect to certain performance criteria, which may include financial condition, liquidity, land position, expense control and reduction, and/or progress on strategic initiatives as determined by the Committee.  Pursuant to the award formulas and the performance goals established by the Committee, (A) the maximum cash performance bonus which may be received by each of Messrs. Schottenstein, Creek and Mason with respect to the 2008 fiscal year is 350%, 250% and 100% of their respective 2008 base salaries and (B) each executive officer's maximum cash performance bonus is based fifty percent (50%) on item (1), thirty percent (30%) on item (2) and twenty percent (20%) on item (3).  Attached hereto as Exhibit 10.1 is a copy of the form of award formulas and performance goals for the 2008 fiscal year which is applicable to each of Messrs. Schottenstein, Creek and Mason.  The foregoing description of the 2008 award formulas and performance goals for Messrs. Schottenstein, Creek and Mason is qualified in its entirety by reference to Exhibit 10.1.

Index to Exhibits

Exhibit No.	Description of Documents
10.1	Form of 2008 Award Formulas and Performance Goals

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 19, 2008

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller and
Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description of Documents
10.1	Form of 2008 Award Formulas and Performance Goals